                                                       Deutsche Asset Management


International Equity Fund - Investment Class

Supplement dated June 29, 2001 (replacing supplement dated May 7, 2001) to the Prospectus dated February 28, 2001

The prospectus is supplemented to reflect that the Fund's Investment Class shares are only available for purchase if you have a shareholder account set up with a service agent such as a financial planner, investment adviser, broker-dealer or other financial institution. All references in the prospectus to establishing a shareholder account in the Fund's Investment Class shares through the Deutsche Asset Management Service Center, as well as any references to shareholder services performed by the Service Center for such account, are hereby omitted. Shareholders with existing accounts with the Deutsche Asset Management Service Center may continue to make subsequent purchases through the Service Center.

The following supplements the `Management of the Fund--Other Services' section:

Beginning July 1, 2001, Investment Company Capital Corp., also and affiliate of DeAM, Inc., will provide administrative services-such as portfolio accounting, legal services and others--for the Fund.

The following replaces the `Buying and Selling Fund Shares - Minimum Account Investments' section:

Minimum Account Investments

Initial investment                                                                                               $2,000
Subsequent investments                                                                                           $  100
IRA account, initial investment                                                                                  $1,000
Initial investment for shareholders of other Deutsche Asset Management Funds' Investment Class Shares            $  500

Automatic investing plan, initial investment                                                                     $  250
      Bi-weekly or monthly plan subsequent investments                                                           $  100
      Quarterly plan subsequent investments                                                                      $  250
      Semi-annual plan subsequent investments                                                                    $  500
Minimum investment for qualified retirement plans (such as 401(k), pension or profit sharing plans)              $    0

Account balance:
        Non-retirement account                                                                                   $  500
        IRA account                                                                                              $    0

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their discretion, to waive or reduce the investment minimum.

The following supplements the `Buying and Selling Fund Shares - Important Information about Buying and Selling Shares' section:

We do not accept starter checks, third party checks, or checks issued by credit card companies or internet based companies.


              Please Retain This Supplement for Future Reference


BT Investment Funds
SUPP1663 (06/01)
CUSIP: 055922868

                                                         A Member of the
                                                         Deutsche Bank Group [/]